Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 32,827	$ 4,497	¥ 42,703
Work in progress	6,617	907	5,258
Finished goods	14,319	1,962	21,059
Contract cost	8,862	1,214	0
Inventory, Net	¥ 62,625	$ 8,580	¥ 69,020